UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|10

Semiannual report

Putnam VT Global Equity Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this midyear report to shareholders of Putnam Variable Trust. For your benefit, and to help reduce Putnam’s environmental impact, you will now receive reports only for the funds you own. Information on other funds in Putnam Variable Trust is available on putnam.com.

A number of developments weighed on U.S. and global markets in recent months. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility. Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

As always, thank you for choosing Putnam.

Performance Summary (as of 6/30/10)

Investment objective

Capital appreciation

Net asset value June 30, 2010
Class IA: $8.75	Class IB: $8.69

Total return at net asset value
(as of 6/30/10)‡	Class IA shares*	Class IB shares†

6 months	–11.60%	–11.79%

1 year	6.61	6.28

5 years	–7.50	–8.72
Annualized	–1.55	–1.81

10 years	–40.96	–42.35
Annualized	–5.13	–5.36

Life	145.24	135.82
Annualized	4.55	4.35

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 1990.

† Class inception date: April 30, 1998.

‡ Performance benefited from the receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition will vary over time. Allocations are represented as a percentage of net assets. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 6/30/10 and may not reflect trades entered into on that date.

Putnam VT Global Equity Fund 1

Report from your fund’s manager

How did the fund perform for the six months ended June 30, 2010?

For the semiannual period, Putnam VT Global Equity Fund’s class IA shares returned –11.60% at net asset value. Stock selection was the primary driver of underperformance.

How would you describe the investment climate for global stocks during the period?

The past six months were challenging because of the striking differences in the way stock markets and economies performed around the world. The period started out strongly, but by late April global stock market performance began to weaken and that trend continued through the end of the semiannual period. Debt problems along the periphery of the eurozone began to worsen considerably and weigh on markets around the world. The European Union struggled under growing sovereign debt problems in Greece, Portugal, Spain, Italy, and Ireland. Within the 16-nation eurozone, the single currency and single central bank have created challenges, because the region lacks an independent monetary policy for individual countries, which have widely varying levels of productivity, competitiveness, and debt.

Which holdings contributed to performance?

Ashland, an out-of-benchmark holding, helped performance. Ashland is a global specialty chemicals company whose biggest business is its Valvoline automotive lubricants line that includes motor oil and transmission fluid. An overweight to Qwest Communications, a U.S. telecommunications provider, also contributed. Qwest was sold prior to period-end.

Which holdings detracted?

The fund’s overweight to the National Bank of Greece made it a top detractor, and we eliminated our position prior to the end of the period. As Greece’s sovereign debt crisis worsened, the bank was finding it difficult to secure funding, and the bank and the country were starting to lose deposits. Overweights to Goldman Sachs, which came under scrutiny during the period, and to AXA, a French insurance company, also hurt performance. AXA’s equity business was very good, but its exposure to sovereign debt in the eurozone hurt the stock.

What is your outlook?

We believe economic indicators are extremely depressed, in both corporate and individual capital spending and fixed costs. Once revenues start to increase, we believe that the companies will see dramatic increases in profitability. Consumer confidence in jobs being plentiful is at an all-time low and cannot get much worse. Productivity per capita, however, is at an all-time high, and therefore we expect to see job growth in the second half of 2010. We have seen an extreme decrease in both capital spending and operating costs, and very low inventories in the distribution channel. Consumer capital spending has decreased drastically, as has capital spending for corporations. Meanwhile, fixed costs have also been cut in absolute terms for the first time in quite awhile. As a result, when we do see an improvement in the economy, we could see a sharp increase in demand, as shown by the steep yield curve and the aggressive nature of global central banks in helping the economy and improving job growth. This sharp increase in demand should have a strong positive impact on earnings. Therefore, we are positive in our outlook for the near term.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Shigeki Makino is Head of Global Equities at Putnam. He joined Putnam in 2000 and has been in the investment industry since 1989.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Global Equity Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2010, to June 30, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/10		for the 6 months ended 6/30/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.30	$5.46	$4.61	$5.86

Ending
value (after
expenses)	$884.00	$882.10	$1,020.23	$1,018.99

Annualized
expense ratio†	0.92%	1.17%	0.92%	1.17%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets for the six months ended 6/30/10.

Putnam VT Global Equity Fund 3

The fund’s portfolio 6/30/10 (Unaudited)

COMMON STOCKS (97.3%)*	Shares	Value

Aerospace and defense (2.1%)
L-3 Communications Holdings, Inc.	61,600	$4,363,744

		4,363,744
Automotive (1.1%)
Dongfeng Motor Group Co., Ltd. (China)	1,974,000	2,246,037

		2,246,037
Banking (6.9%)
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	72,895	752,881

Banco Santander Central Hispano SA (Spain)	162,808	1,712,743

Bank of China Ltd. (China)	3,565,000	1,798,388

Bond Street Holdings, LLC 144A Class A F †	36,275	743,638

China Construction Bank Corp. (China)	823,000	662,267

DBS Group Holdings, Ltd. (Singapore)	52,000	504,744

State Street Corp.	59,200	2,002,144

Wells Fargo & Co.	226,502	5,798,451

		13,975,256
Biotechnology (0.9%)
Amgen, Inc. †	35,451	1,864,723

		1,864,723
Cable television (2.4%)
Comcast Corp. Class A	66,600	1,156,842

Kabel Deutschland Holding AG (Germany) †	42,361	1,203,256

Time Warner Cable, Inc.	50,431	2,626,446

		4,986,544
Chemicals (3.3%)
Ashland, Inc.	99,400	4,614,148

BASF SE (Germany)	17,686	965,992

Lanxess AG (Germany)	29,349	1,238,322

		6,818,462
Commercial and consumer services (2.5%)
Compass Group PLC (United Kingdom)	680,686	5,170,064

		5,170,064
Communications equipment (0.4%)
Research in Motion, Ltd. (Canada) †	14,700	723,694

		723,694
Computers (0.5%)
Western Digital Corp. †	32,800	989,248

		989,248
Conglomerates (1.3%)
Mitsui & Co., Ltd. (Japan)	167,900	1,972,127

Vivendi SA (France)	35,336	715,695

		2,687,822
Consumer finance (0.7%)
Capital One Financial Corp.	36,000	1,450,800

		1,450,800
Consumer services (0.7%)
Avis Budget Group, Inc. †	135,274	1,328,391

		1,328,391
Electrical equipment (2.6%)
Mitsubishi Electric Corp. (Japan)	687,000	5,346,144

		5,346,144
Electronics (4.5%)
AU Optronics Corp. (Taiwan)	595,000	529,658

Garmin, Ltd. S	51,200	1,494,016

Intel Corp.	34,884	678,494

Media Tek, Inc. (Taiwan)	110,000	1,534,173

Texas Instruments, Inc.	210,000	4,888,800

		9,125,141
Engineering and construction (0.5%)
Aveng, Ltd. (South Africa)	215,196	960,901

		960,901
Financial (0.5%)
AerCap Holdings NV (Netherlands) †	89,506	929,072

		929,072

COMMON STOCKS (97.3%)* cont.	Shares	Value

Food (1.4%)
Corn Products International, Inc.	29,800	$902,940

Metro, Inc. (Canada)	50,400	1,982,430

		2,885,370
Forest products and packaging (2.1%)
Domtar Corp. (Canada) †	44,600	2,192,090

International Paper Co.	95,100	2,152,113

		4,344,203
Health-care services (1.9%)
Aetna, Inc.	52,500	1,384,950

UnitedHealth Group, Inc.	89,700	2,547,480

		3,932,430
Homebuilding (0.4%)
Daito Trust Construction Co., Ltd. (Japan)	14,500	818,964

		818,964
Insurance (4.7%)
Allied World Assurance Company Holdings, Ltd. (Bermuda)	38,000	1,724,440

AXA SA (France)	143,682	2,181,560

Zurich Financial Services AG (Switzerland)	25,980	5,704,483

		9,610,483
Investment banking/Brokerage (3.2%)
Deutsche Bank AG (Germany)	20,261	1,146,832

Franklin Resources, Inc.	13,600	1,172,184

Goldman Sachs Group, Inc. (The)	32,100	4,213,767

		6,532,783
Machinery (2.0%)
Kone OYJ Class B (Finland)	42,750	1,701,773

Schindler Holding AG (Switzerland)	27,614	2,322,554

		4,024,327
Manufacturing (0.3%)
Oshkosh Corp. †	17,800	554,648

		554,648
Metals (2.4%)
BHP Billiton, Ltd. (Australia)	18,802	586,823

Eurasian Natural Resources Corp. (United Kingdom)	57,770	735,634

Freeport-McMoRan Copper & Gold, Inc. Class B	26,900	1,590,597

Rio Tinto PLC (United Kingdom)	43,314	1,897,506

		4,810,560
Natural gas utilities (0.4%)
UGI Corp.	31,000	788,640

		788,640
Oil and gas (13.6%)
BP PLC (United Kingdom)	159,018	764,563

Cimarex Energy Co.	39,000	2,791,620

Gazprom (Russia) †	677,121	3,216,325

Oil States International, Inc. †	62,000	2,453,960

OMV AG (Austria)	99,931	3,015,215

Petroleo Brasileiro SA ADR (Preference) (Brazil)	25,100	747,980

Petroleo Brasileiro SA ADR (Brazil)	17,100	586,872

Repsol YPF SA (Spain)	20,574	416,149

Royal Dutch Shell PLC Class A (United Kingdom)	260,451	6,616,286

Sasol, Ltd. (South Africa)	41,086	1,460,661

StatoilHydro ASA (Norway)	241,400	4,662,090

Surgutneftegaz ADR (Russia)	126,346	1,098,037

		27,829,758
Pharmaceuticals (10.1%)
Astellas Pharma, Inc. (Japan)	60,100	2,008,080

AstraZeneca PLC (United Kingdom)	39,709	1,867,875

Eli Lilly & Co.	113,300	3,795,550

Forest Laboratories, Inc. †	21,400	587,002

Johnson & Johnson	45,900	2,710,854

Pfizer, Inc.	385,203	5,492,995

Roche Holding AG (Switzerland)	30,583	4,200,937

		20,663,293

4 Putnam VT Global Equity Fund

COMMON STOCKS (97.3%)* cont.	Shares	Value

Publishing (2.1%)
R. R. Donnelley & Sons Co.	258,700	$4,234,919

		4,234,919
Real estate (1.0%)
Chimera Investment Corp. R	230,000	830,300

HRPT Properties Trust R	185,356	1,151,061

		1,981,361
Regional Bells (0.5%)
Verizon Communications, Inc.	36,700	1,028,334

		1,028,334
Retail (5.2%)
Aeropostale, Inc. †	16,000	458,240

Alimentation Couche Tard, Inc. Class B (Canada)	6,514	109,695

Coach, Inc.	128,657	4,702,413

Koninklijke Ahold NV (Netherlands)	434,230	5,383,776

		10,654,124
Schools (1.8%)
Career Education Corp. † S	162,400	3,738,448

		3,738,448
Semiconductor (0.9%)
Macronix International Co., Ltd. (Taiwan)	2,802,130	1,835,298

		1,835,298
Shipping (0.5%)
Seino Transportation Co., Ltd. (Japan)	148,000	1,016,107

		1,016,107
Software (3.6%)
Longtop Financial Technologies Ltd. ADR (Hong Kong) †	17,800	576,720

Microsoft Corp.	289,560	6,662,776

		7,239,496
Technology services (0.7%)
Computer Sciences Corp. †	12,800	579,200

Ingram Micro, Inc. Class A †	56,200	853,678

		1,432,878
Telecommunications (0.6%)
Telecity Group PLC (United Kingdom) †	204,944	1,222,013

		1,222,013
Telephone (1.9%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	94,900	3,871,171

		3,871,171
Tobacco (2.4%)
Philip Morris International, Inc.	107,100	4,909,464

		4,909,464
Trucks and parts (2.7%)
Aisin Seiki Co., Ltd. (Japan)	186,200	5,026,024

Autoliv, Inc. (Sweden) †	10,600	507,208

		5,533,232
Total common stocks (cost $220,846,225)		$198,458,347

SENIOR LOANS (0.9%)* [c]	Principal amount	Value

Visteon Corp. bank term loan FRN Ser. B, 5 1/4s,
2013	$1,750,000	$1,860,833

Total senior loans (cost $1,874,944)		$1,860,833

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury notes 2 5/8s, February 29, 2016 [i]	$152,000	$157,753

Total U.S. treasury obligations (cost $157,753)		$157,753

SHORT-TERM INVESTMENTS (2.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.11% [e]	2,062,694	$2,062,694

Short-term investments held as collateral for
loaned securities with yields ranging from 0.01%
to 0.10% and a due date of July 1, 2010 [d]	$1,735,402	1,735,400

SSgA Prime Money Market Fund 0.12% i, P	130,000	130,000

U.S. Treasury Bills with an effective yield
of 0.36%, November 18, 2010	$110,000	109,830

SHORT-TERM INVESTMENTS (2.6%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging
from 0.27% to 0.31%, March 10, 2011 ##	$891,000	$889,039

U.S. Treasury Bills with effective yields ranging
from 0.26% to 0.27%, December 16, 2010 ##	450,000	449,438

Total short-term investments (cost $5,376,589)		$5,376,401

Total investments (cost $228,255,511)		$205,853,334

Key to holding’s abbreviations

ADR	American Depository Receipts
FRN	Floating Rate Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $203,923,769.

† Non-income-producing security.

##These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund is maintaining liquid assets totaling $617,520 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

Putnam VT Global Equity Fund 5

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	50.0%	Taiwan	1.9%

Japan	9.8	Austria	1.5

United Kingdom	9.0	France	1.4

Switzerland	6.0	Spain	1.4

Netherlands	3.1	South Africa	1.2

Canada	2.5	Bermuda	0.8

China	2.3	Finland	0.8

Norway	2.3	Brazil	0.7

Germany	2.2	Other	1.0

Russia	2.1	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/10 (aggregate				Unrealized
face value $60,872,111)		Aggregate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$15,874,351	$15,619,056	7/21/10	$255,295

British Pound	5,745,528	5,626,867	7/21/10	118,661

Canadian Dollar	8,273,827	8,451,720	7/21/10	(177,893)

Danish Krone	950,197	945,799	7/21/10	4,398

Euro	11,375,076	11,423,950	7/21/10	(48,874)

Israeli Shekel	852,651	866,443	7/21/10	(13,792)

Japanese Yen	5,422,218	5,193,516	7/21/10	228,702

Norwegian Krone	3,899,936	3,900,076	7/21/10	(140)

Singapore Dollar	1,905,229	1,936,204	7/21/10	(30,975)

Swedish Krona	3,381,121	3,355,078	7/21/10	26,043

Swiss Franc	3,801,356	3,553,402	7/21/10	247,954

Total				$609,379

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/10 (aggregate				Unrealized
face value $48,114,823)		Aggregate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$8,736,847	$8,595,084	7/21/10	$(141,763)

British Pound	4,642,431	4,546,768	7/21/10	(95,663)

Euro	10,898,064	10,943,228	7/21/10	45,164

Hong Kong Dollar	2,395,909	2,395,285	7/21/10	(624)

Japanese Yen	4,067,629	3,890,611	7/21/10	(177,018)

Norwegian Krone	8,258,503	8,261,011	7/21/10	2,508

Singapore Dollar	826,656	817,093	7/21/10	(9,563)

Swedish Krona	418,881	414,728	7/21/10	(4,153)

Swiss Franc	8,793,089	8,251,015	7/21/10	(542,074)

Total				$(923,186)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$10,548,948	$5,424,277	$—

Capital goods	5,425,600	15,357,396	—

Communication services	4,811,622	6,296,440	—

Conglomerates	—	2,687,822	—

Consumer cyclicals	9,505,267	8,235,065	—

Consumer staples	12,861,673	5,383,776	—

Energy	6,580,432	21,249,326	—

Financial	19,272,219	14,463,898	743,638

Health care	18,383,554	8,076,892	—

Technology	17,446,626	3,899,129	—

Transportation	—	1,016,107	—

Utilities and power	788,640	—	—

Total common stocks	105,624,581	92,090,128	743,638

Senior loans	—	1,860,833	—

U. S. treasury obligations	—	157,753	—

Short-term investments	2,192,694	3,183,707	—

Totals by level	$107,817,275	$97,292,421	$743,638

6 Putnam VT Global Equity Fund

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$609,379	$—

Forward currency contracts to sell	—	(923,186)	—

Totals by level	$—	$(313,807)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund 7

Statement of assets and liabilities
6/30/10 (Unaudited)

Assets

Investment in securities, at value, including $1,698,160 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $226,192,817)	$203,790,640

Affiliated issuers (identified cost $2,062,694) (Note 6)	2,062,694

Cash	1,897,053

Foreign currency (cost $1,792) (Note 1)	1,978

Dividends, interest and other receivables	325,039

Foreign tax reclaim	214,886

Receivable for shares of the fund sold	6,302

Receivable for investments sold	392,678

Unrealized appreciation on forward currency contracts (Note 1)	932,227

Total assets	209,623,497

Liabilities

Payable for investments purchased	1,921,292

Payable for shares of the fund repurchased	106,943

Payable for compensation of Manager (Note 2)	124,933

Payable for investor servicing fees (Note 2)	8,574

Payable for custodian fees (Note 2)	24,145

Payable for Trustee compensation and expenses (Note 2)	162,185

Payable for administrative services (Note 2)	710

Payable for distribution fees (Note 2)	5,682

Unrealized depreciation on forward currency contracts (Note 1)	1,246,034

Collateral on securities loaned, at value (Note 1)	1,735,400

Collateral on certain derivative contracts, at value (Note 1)	287,753

Other accrued expenses	76,077

Total liabilities	5,699,728

Net assets	$203,923,769

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$552,325,626

Undistributed net investment income (Note 1)	3,075,387

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(328,761,890)

Net unrealized depreciation of investments and assets and liabilities
in foreign currencies	(22,715,354)

Total — Representing net assets applicable to capital
shares outstanding	$203,923,769

Computation of net asset value Class IA

Net Assets	$177,772,679

Number of shares outstanding	20,310,409

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.75

Computation of net asset value Class IB

Net Assets	$26,151,090

Number of shares outstanding	3,008,420

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.69

Statement of operations
Six months ended 6/30/10 (Unaudited)

Investment income

Dividends (net of foreign tax of $312,349)	$3,489,446

Interest (net of foreign tax of $300 ) (including interest income
of $2,240 from investments in affi liated issuers) (Note 6)	11,528

Securities lending	134,818

Total investment income	3,635,792

Expenses

Compensation of Manager (Note 2)	834,077

Investor servicing fees (Note 2)	117,981

Custodian fees (Note 2)	43,922

Trustee compensation and expenses (Note 2)	10,081

Administrative services (Note 2)	6,528

Distribution fees — Class IB (Note 2)	38,072

Other	81,720

Total expenses	1,132,381

Expense reduction (Note 2)	(23,066)

Interest expense (Note 2)	(1,944)

Net expenses	1,107,371

Net investment income	2,528,421

Net realized gain on investments (net of foreign tax of $33,524)
(Notes 1 and 3)	5,955,972

Net realized loss on foreign currency transactions (Note 1)	(2,268,431)

Net unrealized appreciation of assets and liabilities in foreign currencies
during the period	301,288

Net unrealized depreciation of investments and receivable purchase
agreements during the period	(33,487,869)

Net loss on investments	(29,499,040)

Net decrease in net assets resulting from operations	$(26,970,619)

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Global Equity Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/10*	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$2,528,421	$5,481,092

Net realized gain (loss) on investments
and foreign currency transactions	3,687,541	(41,739,502)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(33,186,581)	95,828,045

Net increase (decrease) in net assets
resulting from operations	(26,970,619)	59,569,635

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,970,724)	(363,463)

Class IB	(665,334)	—

Decrease from capital share transactions
(Note 4)	(13,915,666)	(41,044,307)

Total increase (decrease) in net assets	(46,522,343)	18,161,865

Net assets:

Beginning of period	250,446,112	232,284,247

End of period (including undistributed
net investment income of $3,075,387 and
$6,183,024, respectively)	$203,923,769	$250,446,112

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of expenses to average net assets, excluding interest expense (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/10†	$10.13	.11	(1.25)	(1.14)	(.24)	(.24)	—	$8.75	(11.60) *	$177,773	.46 e*	.46 e*	1.07 *	59.36 *

12/31/09	7.80	.21	2.14 [f]	2.35	(.02)	(.02)	—	10.13	30.16 [f]	218,068	.94 [g,h]	.93 [g]	2.45 [g]	102.65

12/31/08	14.61	.25	(6.75)	(6.50)	(.32)	(.32)	.01 [i,j]	7.80	(45.24)	202,810	.88 [g]	.88 [g]	2.15 [g]	99.60

12/31/07	13.68	.18	1.08	1.26	(.33)	(.33)	—	14.61	9.37	472,265	.89 [g]	.89 [g]	1.23 [g]	86.29

12/31/06	11.14	.15	2.46	2.61	(.07)	(.07)	—	13.68	23.50	530,379	.95 [g]	.95 [g]	1.26 [g]	84.81

12/31/05	10.32	.11 [k]	.82	.93	(.11)	(.11)	—	11.14	9.09 [k]	535,688	.92 [g]	.92 [g]	1.08 [g,k]	75.73

Class IB

6/30/10†	$10.06	.09	(1.24)	(1.15)	(.22)	(.22)	—	$8.69	(11.79) *	$26,151	.58 e*	.58 e*	.95 *	59.36 *

12/31/09	7.74	.19	2.13 [f]	2.32	—	—	—	10.06	29.97 [f]	32,378	1.19 [g,h]	1.18 [g]	2.20 [g]	102.65

12/31/08	14.48	.22	(6.69)	(6.47)	(.28)	(.28)	.01 [i,j]	7.74	(45.35)	29,474	1.13 [g]	1.13 [g]	1.90 [g]	99.60

12/31/07	13.57	.14	1.07	1.21	(.30)	(.30)	—	14.48	9.02	70,903	1.14 [g]	1.14 [g]	.99 [g]	86.29

12/31/06	11.05	.12	2.44	2.56	(.04)	(.04)	—	13.57	23.22	77,688	1.20 [g]	1.20 [g]	1.01 [g]	84.81

12/31/05	10.24	.09 [k]	.80	.89	(.08)	(.08)	—	11.05	8.78 [k]	71,310	1.17 [g]	1.17 [g]	.82 [g,k]	75.73

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of June 30, 2010 (Note 2).

f Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.08 per share outstanding on March 13, 2009. This payment resulted in an increase to total returns of 1.03% for the year ended December 31, 2009.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.04%

12/31/08	0.05

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets as of December 31, 2009 (Note 2).

i Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and The Hartford Financial Services Group and the Attorney Generals of New York State, Illinios and Connecticut which amounted to less than $0.01 per share based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

j Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

k Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.08% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Global Equity Fund

Notes to financial statements 6/30/10 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Global Equity Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in common stocks issued by large and midsized companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from January 1, 2010 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Putnam VT Global Equity Fund 11

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $43,839 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $651,495 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $366,418.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $1,698,160. The fund received cash collateral of $1,735,400 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2009, the fund had a capital loss carryover of $331,587,811 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$194,434,404	12/31/10

1,885,492	12/31/11

92,164,880	12/31/16

43,103,035	12/31/17

The aggregate identified cost on a tax basis is $229,117,131, resulting in gross unrealized appreciation and depreciation of $5,837,866 and $29,101,663, respectively, or net unrealized depreciation of $23,263,797.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.1% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.85% of the first $5 billion, 0.80% of the next $5 billion, 0.75% of the next $10 billion, 0.70% of

12 Putnam VT Global Equity Fund

the next $10 billion, 0.65% of the next $50 billion, 0.63% of the next $50 billion, 0.62% of the next $100 billion and 0.615% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $563,743 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $175,228 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $389,595, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,001 under the expense offset arrangements and by $22,065 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $175, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $137,412,635 and $153,962,435, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/10		Year ended 12/31/09		Six months ended 6/30/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	35,869	$358,390	59,476	$512,147	46,202	$436,112	30,388	$255,280

Shares issued in connection with
reinvestment of distributions	484,949	4,970,724	53,767	363,463	65,293	665,334	—	—

	520,818	5,329,114	113,243	875,610	111,495	1,101,446	30,388	255,280

Shares repurchased	(1,728,355)	(17,166,156)	(4,601,253)	(37,126,710)	(323,065)	(3,180,070)	(618,675)	(5,048,487)

Net decrease	(1,207,537)	$(11,837,042)	(4,488,010)	$(36,251,100)	(211,570)	$(2,078,624)	(588,287)	$(4,793,207)

Putnam VT Global Equity Fund 13

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$932,227	Payables	$1,246,034

Total		$932,227		$1,246,034

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$(2,216,210)	$(2,216,210)

Equity contracts	(8,886)	—	$(8,886)

Total	$(8,886)	$(2,216,210)	$(2,225,096)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$308,337	$308,337

Equity contracts	11,517	—	11,517

Total	$11,517	$308,337	$319,854

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,240 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $48,195,710 and $52,540,351, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

14 Putnam VT Global Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract with respect to your fund among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 74th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 58th percentile in total expenses (less any applicable 12b-1 fees) as of

Putnam VT Global Equity Fund 15

December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 11th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Core Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	Three-year period	Five-year period

54th	83rd	86th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 53, 40 and 33 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance. The Trustees considered that Putnam Management has taken the following actions:

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

16 Putnam VT Global Equity Fund

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam VT Global Equity Fund 17

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18 Putnam VT Global Equity Fund

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Putnam VT Global Equity Fund 19

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20 Putnam VT Global Equity Fund

Investment Manager	Marketing Services	Trustees
Putnam Investment Management, LLC	Putnam Retail Management	John A. Hill, Chairman
One Post Office Square	One Post Office Square	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	Boston, MA 02109	Ravi Akhoury
Barbara M. Baumann
Investment Sub-Manager	Investor Servicing Agent	Charles B. Curtis
Putnam Investments Limited	Putnam Investor Services, Inc.	Robert J. Darretta
57–59 St James’s Street	Mailing address:	Myra R. Drucker
London, England SW1A 1LD	P.O. Box 8383	Paul L. Joskow
	Boston, MA 02266-8383	Kenneth R. Leibler
Investment Sub-Advisor	1-800-225-1581	Robert E. Patterson
The Putnam Advisory Company, LLC		George Putnam, III
One Post Office Square	Custodian	Robert L. Reynolds
Boston, MA 02109	State Street Bank and Trust Company	W. Thomas Stephens
Richard B. Worley
Legal Counsel
Ropes & Gray LLP

Putnam VT Global Equity Fund 21

This report has been prepared for the shareholders	H307
of Putnam VT Global Equity Fund.	262416 8/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010